UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

KURA SUSHI USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39012	26-3808434
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17461 Derian Avenue, Suite 200 Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (657) 333-4100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KRUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Kura Sushi USA, Inc. (the “Company”) was held at the offices of the Company at 17461 Derian Avenue, Suite 200, Irvine, CA 92614 on January 21, 2026, at 10:00 a.m. Pacific Time. Stockholders considered three proposals at the meeting, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on December 10, 2025.

At the beginning of the Annual Meeting, there were 9,613,169 shares of Class A common stock and 1,000,050 shares of Class B common stock present at the Annual Meeting in person or by proxy, which represented 92.9% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on November 24, 2025 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the Record Date.

The final voting results are reported below.

Proposal One: Election of five directors, including Shintaro Asako, Treasa Bowers, Claudia Schaefer, Carin L. Stutz and Hajime Uba to serve for a term until the 2027 annual meeting of stockholders, or until his or her successor has been duly elected and qualified.

The Company’s stockholders elected each of the five nominees for director, and the voting results are set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Shintaro Asako	17,242,990	1,618,426	4,666	747,587
Treasa Bowers	17,328,724	1,532,585	4,773	747,587
Claudia Schaefer	18,857,589	3,746	4,747	747,587
Carin L. Stutz	17,004,112	1,857,088	4,882	747,587
Hajime Uba	17,357,810	1,503,605	4,667	747,587

Proposal Two: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending on August 31, 2026.

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending on August 31, 2026, and the voting results are set forth below:

For	Against	Abstain
19,596,028	12,893	4,748

Proposal Three: Approval, on an advisory basis, of named executive officer compensation.

The Company’s stockholders gave advisory approval of the compensation of the Company’s named executive officers, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
18,594,882	265,335	5,865	747,587

Item 7.01 Regulation FD Disclosure

On January 22, 2026, the Company issued a press release regarding the election of Claudia Schaefer as a director. A copy of the Company’s press release is being furnished as Exhibit 99.1 and hereby incorporated by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 22, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURA SUSHI USA, INC.

Date	January 22, 2026	By:	/s/ Jeffrey Uttz
		Name:	Jeffrey Uttz
		Title:	Chief Financial Officer